A Closed-End Investment Company
listed on the New York Stock Exchange

100 PARK AVENUE
NEW YORK • NY 10017
212-916-8400 • 1-800-436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

For the nine months ended September 30, 2013,	significantly improved economic outlook when compared
the net asset value per Common Share increased	to experience year to date. Favorable management com-
22.7% and the investment return to our stockhold-	mentary on company earnings conference calls for the
ers was also 22.7%. By comparison, our benchmark, the	second quarter gave some credence to consensus views that
Standard & Poor’s 500 Stock Index (including income),	the latter half of the year might prove stronger. Forward
increased 19.8%. For the twelve months ended September	earnings multiples remain just above the average for the
30, 2013, the return on the net asset value per Common	past 50 years. Employment has stabilized though it remains
Share increased by 26.0%, and the return to our stockhold-	high. Government deficits for this year have improved
ers increased by 26.2%; these compare with an increase of	demonstrably due in large part to early realization of capital
19.4% for the S&P 500. During both periods, the discount	gains at the end of the calendar year 2012 and the effects
at which our shares traded continued to fluctuate and on	of the sequester. Interest rates, though higher among lon-
September 30, 2013, it was 14.9%.	ger duration instruments, remain at historically low levels
and excess reserves at banks are quite high. If they were
As detailed in the accompanying financial statements	released slowly and for good purpose, they could provide
(unaudited), as of September 30, 2013, the net assets	strong uplift to growth.
applicable to the Company’s Common Stock were
$1,176,027,867 equal to $40.10 per Common Share.	Particularly as they apply to earnings, market expectations
may have run ahead of the economy’s capabilities given
The increase in net assets resulting from opera-	continued fiscal and monetary policy uncertainty amidst
tions for the nine months ended September 30, 2013	the effects of the restructuring of nearly 17% of the US
was $218,968,336. During this period, the net realized	economy in the form of the policy implementation of the
gain on investments sold was $62,978,691, and	Affordable Care Act. Despite broader optimism over
the increase in net unrealized appreciation was	economic prospects, we believe the US will continue to
$159,309,050. Net investment income for the	experience muted growth. The recent rise in the steepness
nine months was $5,164,574, and distributions to Preferred	of the yield curve suggests the possibility of rising discount
Stockholders amounted to $8,483,979.	rates for equity security cash flows and dividends. Discount rates are one of the legs of an equity security’s valuation, the
During the nine months, 230,005 shares of the Company’s	others are cash generation and expected earnings growth
Common Stock were repurchased for $7,658,725 at an aver-	As discount rates rise, the multiple one would pay for
age discount from net asset value of 14.5%.	company’s earnings or cash flow should fall. Hence, higher
discount rates can effectively constrain price/earnings mul-
The promised tapering of Quantitative Easing by the	tiples, particularly when compared to the market’s experi-
Federal Reserve has yet to bear out, but did provide a mod-	ence over the past two years.
est headwind at times for equity markets during the third
quarter. General American’s investments performed well,	On a more favorable note, companies continue to commit to
enjoying favorable relative and absolute returns.	significant repurchases of common stock and increase their
Economic growth in the US has alternated between tepid	dividends. They are also employing continuing cost reduc-
and modest. We continue to witness and are likely to see	tions, refinancing higher cost debt and engaging in elevated
bouts of optimism and negativity regarding the economy	merger and acquisition activity. The combination of these
and the markets overall. This is due in large part to dispa-	factors is likely to offset some of the potentially more con-
rate fiscal and monetary policies and economic data points	tractionary forces at work on multiples. Though we are
which appear to be incompatible and at odds with one	sanguine about the potential for further market advances
another.	longer term, year-to-date market performance has muted
our near term expectations.
On the negative side, the Federal Reserve’s taper discus-
sion, prevalent throughout the quarter, contributed to a sig-	Information about the Company, including our investment objec-
nificant steepening of the yield curve in government bonds,	tives, operating policies and procedures, investment results,
decreasing home refinancing activity and slowing the pace	record of dividend and distribution payments, financial reports
of home sales. As well, despite very strong auto sales over	and press releases, is on our website and has been updated
the summer, a few automakers built larger than expected	through September 30, 2013. It can be accessed on the internet
inventories which may lead to reduced production activ-	www.generalamericaninvestors.com.
ity in the fourth quarter thereby weakening GDP. Capital
expenditures by companies appear to have slowed. This	By Order of the Board of Directors,
is somewhat confirmed by consensus operating earnings
estimates for the S&P 500 which have slipped to $108-$109	GENERAL AMERICAN INVESTORS COMPANY, INC.
from earlier estimates of $111-$113 for 2013.
Jeffrey W. Priest
On the positive side, bottoms up estimates have earnings	President and Chief Executive Officer
accelerating in 2014 at an 11% pace, which would imply a	October 9, 2013

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILES AND COMPONENTS (3.9%)
DISCRETIONARY	1,264,063	Ford Motor Company		$21,324,743
(15.7%)	330,211	Visteon Corporation (a)		24,977,160
			(Cost $34,971,752)	46,301,903
	CONSUMER SERVICES (1.2%)
	750,000	International Game Technology	(Cost $8,678,620)	14,197,500
	RETAILING (10.6%)
	284,050	Kohl’s Corporation		14,699,587
	460,000	Target Corporation		29,430,800
	1,419,668	The TJX Companies, Inc.		80,055,079
			(Cost $43,547,349)	124,185,466
			(Cost $87,197,721)	184,684,869

CONSUMER	FOOD, BEVERAGE AND TOBACCO (9.5%)
STAPLES	262,400	Diageo plc ADR		33,345,792
(13.3%)	450,000	Nestle S.A. (a)		31,474,620
	230,000	PepsiCo, Inc.		18,285,000
	728,845	Unilever N.V.		28,351,896
			(Cost $60,543,078)	111,457,308
	FOOD AND STAPLES RETAILING (3.8%)
	394,500	Costco Wholesale Corporation	(Cost $12,041,935)	45,434,565
			(Cost $72,585,013)	156,891,873

ENERGY	1,683,269	Alpha Natural Resources, Inc. (a)		10,032,283
(11.2%)	331,478	Apache Corporation		28,222,037
	196,600	Canadian Natural Resources Limited		6,181,104
	685,000	Halliburton Company		32,982,750
	120,000	Occidental Petroleum Corporation		11,224,800
	803,803	Ultra Petroleum Corp. (a)		16,534,228
	1,725,000	Weatherford International Ltd. (a)		26,444,250
			(Cost $93,225,698)	131,621,452

FINANCIALS	BANKS (2.0%)
(24.5%)	675,000	Bond Street Holdings LLC, Class A (a) (b)		10,125,000
	75,000	Bond Street Holdings LLC, Class B (a) (c)		1,068,750
	110,000	M&T Bank Corporation		12,311,200
			(Cost $14,183,926)	23,504,950
	DIVERSIFIED FINANCIALS (5.5%)
	275,000	American Express Company		20,768,000
	450,000	JPMorgan Chase & Co.		23,260,500
	540,000	Nelnet, Inc.		20,763,000
			(Cost $32,230,115)	64,791,500
	INSURANCE (17.0%)
	330,492	Aon plc		24,601,824
	825,000	Arch Capital Group Ltd. (a)		44,657,250
	110	Berkshire Hathaway Inc. Class A (a)		18,745,100
	240,000	Everest Re Group, Ltd.		34,898,400
	53,500	Forethought Financial Group, Inc. Class A (a) (d)		14,712,500
	365,000	MetLife, Inc.		17,136,750
	260,000	PartnerRe Ltd.		23,800,400
	355,000	Platinum Underwriters Holdings, Ltd.		21,204,150
			(Cost $73,541,776)	199,756,374
			(Cost $119,955,817)	288,052,824

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(7.9%)	440,000	Ariad Pharmaceuticals, Inc. (a)		$8,096,000
	100,000	Celgene Corporation (a)		15,413,700
	131,535	Cytokinetics, Incorporated (a)		995,720
	428,600	Gilead Sciences, Inc. (a)		26,946,082
	858,979	Idenix Pharmaceuticals, Inc. (a)		4,458,101
	325,000	Merck & Co., Inc.		15,472,925
	755,808	Pfizer Inc.		21,710,585
			(Cost $55,142,386)	93,093,113

INDUSTRIALS	CAPITAL GOODS (5.2%)
(11.8%)	650,000	General Electric Company		15,528,500
	360,000	Owens Corning (a)		13,672,800
	300,000	United Technologies Corporation		32,346,000
			(Cost $46,839,782)	61,547,300
	COMMERCIAL AND PROFESSIONAL SERVICES (6.6%)
	312,500	The ADT Corporation		12,706,250
	1,087,100	Republic Services, Inc.		36,265,656
	263,998	Towers Watson & Co. Class A		28,237,226
			(Cost $44,879,916)	77,209,132
			(Cost $91,719,698)	138,756,432

INFORMATION	SEMICONDUCTORS AND EQUIPMENT (2.4%)
TECHNOLOGY	286,850	ASML Holding N.V.	(Cost $4,285,794)	28,329,306
(14.0%)
	SOFTWARE AND SERVICES (1.9%)
	680,686	Microsoft Corporation	(Cost $17,329,639)	22,653,230
	TECHNOLOGY HARDWARE AND EQUIPMENT (9.7%)
	67,000	Apple Inc.		31,942,250
	820,000	Cisco Systems, Inc.		19,213,420
	615,000	EMC Corporation		15,719,400
	700,000	QUALCOMM Incorporated		47,124,000
			(Cost $73,800,999)	113,999,070
			(Cost $95,416,432)	164,981,606

MISCELLANEOUS		Other (e)	(Cost $51,443,964)	53,686,386
(4.6%)

TELECOMMUNICATION	523,100	Vodafone Group plc ADR	(Cost $13,766,306)	18,402,658
SERVICES (1.6%)

	TOTAL COMMON STOCKS (104.6%)		(Cost $680,453,035)	1,230,171,213

	Contracts
PUT OPTION	(100 shares each)	COMPANY/EXPIRATION DATE/STRIKE PRICE
ENERGY (0.0%)	4,000	Weatherford International Ltd./January 18, 2014/$15	(Cost $382,142)	384,000

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
136,079,286	SSgA U.S. Treasury Money Market Fund (11.6%)	(Cost $136,079,286)	$136,079,286
TOTAL INVESTMENTS (f) (116.2%)		(Cost $816,914,463)	1,366,634,499
Liabilities in excess of cash, receivables and other assets (0.0%)			(489,457)
PREFERRED STOCK (-16.2%)			(190,117,175)

NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,176,027,867

ADR - American Depository Receipt

(a) Non-income producing security.

(b) Level 3 fair value measurement, restricted security acquired in three installments as follows: 425,000 shares on 11/4/09, unit cost $20.00 per share; 150,000 shares on 4/2/13, unit cost $14.80 per share; and 100,000 shares on 4/11/13, unit cost $14.05 per share. Fair value is $15.00 per share, note 2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. Amount represents .86% of net assets.

(c) Level 3 fair value measurement, restricted security exchanged from Class A shares on 5/21/12, aggregate cost $1,500,000, unit cost is $20.00 per share and fair value is $14.25 per share, note 2. Fair value is based upon a judgmentally discounted bid price provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. Amount represents .09% of net assets.

(d) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $10,748,000, unit cost is $200.90 per share and fair value is $275.00 per share, note 2. Fair valuation was based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters as well as actual transaction prices resulting from limited trading in the security. Significant increases (decreases) in the relative valuation metrics of the peer group companies may result in higher (lower) estimates of fair value. As of period end, valuation is based upon a discount to the estimated acquisition price of the company by its acquiror, Global Atlantic Financial Group. Closing of the transaction and the final determination of the purchase price, approximately book value, is expected to take place as of December 31, 2013. Fair valuation will change, and likely increase, as the closing date of the acquisition approaches. Amount represents 1.25% of net assets.

(e) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(f) At September 30, 2013 the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $559,282,722, aggregate gross unrealized depreciation was $9,562,686, and net unrealized appreciation was $549,720,036.

	Contracts		Value
CALL OPTION	(100 shares each)	COMPANY/EXPIRATION DATE/STRIKE PRICE	(note 1a)
ENERGY	4,000	Weatherford International Ltd./February 22, 2014/$17 (Premium Deposited with Broker $285,852)	$276,000

(see notes to unaudited financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
ADDITIONS
Alpha Natural Resources, Inc.	200,000	1,683,269
General Electric Company	100,000	650,000

DECREASES
ELIMINATIONS
Nucor Corporation	100,000	—
Waste Management, Inc.	265,000	—
REDUCTIONS
Canadian Natural Resources Limited	103,400	196,600
Diageo plc ADR	37,600	262,400
Halliburton Company	40,000	685,000
JPMorgan Chase & Co.	25,000	450,000
MetLife, Inc.	35,000	365,000
Microsoft Corporation	29,000	680,686
Nelnet, Inc.	11,500	540,000
Platinum Underwriters Holdings, Ltd.	10,000	355,000
The TJX Companies, Inc.	125,000	1,419,668
Weatherford International Ltd.	325,000	1,725,000

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock and Option by industry group as of September 30, 2013 is shown in the following table.

INDUSTRY CATEGORY	COST (000)	VALUE (000)	PERCENT COMMON NET ASSETS*
Financials
Banks	$14,184	$23,505	2.0%
Diversified Financials	32,230	64,792	5.5
Insurance	73,542	199,756	17.0
	119,956	288,053	24.5
Consumer Discretionary
Automobiles & Components	34,972	46,302	3.9
Consumer Services	8,679	14,198	1.2
Retailing	43,547	124,185	10.6
	87,198	184,685	15.7
Information Technology
Semiconductors & Equipment	4,286	28,330	2.4
Software & Services	17,329	22,653	1.9
Technology Hardware & Equipment	73,801	113,999	9.7

Consumer Staples	95,416	164,982	14.0
Food, Beverage & Tobacco	60,543	111,457	9.5
Food & Staples Retailing	12,042	45,435	3.8

Industrials	72,585	156,892	13.3
Capital Goods	46,840	61,547	5.2
Commercial & Professional Services	44,880	77,209	6.6
	91,720	138,756	11.8
Energy	93,608	132,005	11.2
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	55,142	93,093	7.9
Miscellaneous**	51,444	53,686	4.6
Telecommunication Services	13,766	18,403	1.6
	680,835	1,230,555	104.6
Short-Term Securities	136,079	136,079	11.6
Total Investments	$816,914	1,366,634	116.2
Other Assets and Liabilities - Net		(489)	0.0
Preferred Stock		(190,117)	(16.2)
Net Assets Applicable to Common Stock		$1,176,028	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $680,453,035)		$1,230,171,213
Purchased option (cost $382,142)		384,000
Money market fund (cost $136,079,286)		136,079,286
Total investments (cost $816,914,463)		1,366,634,499

RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account	$740,356
Receivable for securities sold	7,492,277
Dividends, interest and other receivables	1,834,386
Qualified pension plan asset, net excess funded (note 7)	355,007
Prepaid expenses and other assets	1,596,125	12,018,151
TOTAL ASSETS		1,378,652,650
LIABILITIES
Payable for securities purchased	1,442,363
Accrued preferred stock dividend not yet declared	219,955
Outstanding option written, at value (premiums received $285,852)	276,000
Accrued supplemental pension plan liability (note 7)	5,117,567
Accrued supplemental thrift plan liability (note 7)	2,006,374
Accrued expenses and other liabilities	3,445,349

TOTAL LIABILITIES		12,507,608

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 29,324,015 shares (note 5)		$1,176,027,867

NET ASSET VALUE PER COMMON SHARE		$40.10

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 29,324,015 shares at par value (note 5)	$29,324,015
Additional paid-in capital (note 5)	543,992,969
Undistributed net investment income (note 5)	6,111,735
Undistributed realized gain on investments	63,345,993
Accumulated other comprehensive loss (note 7)	(7,772,799)
Unallocated distributions on Preferred Stock	(8,703,934)
Unrealized appreciation on investments and options written	549,729,888

NET ASSETS APPLICABLE TO COMMON STOCK		$1,176,027,867

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $490,574)		$14,732,120
EXPENSES
Investment research	$4,803,179
Administration and operations	2,732,333
Office space and general	1,260,054
Directors’ fees and expenses	213,471
Auditing and legal fees	180,000
Transfer agent, custodian and registrar fees and expenses	163,698
Miscellaneous taxes	159,362
Stockholders’ meeting and reports	55,449	9,567,546
NET INVESTMENT INCOME		5,164,574
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term except for $1,740,537)	62,144,909
Written option transactions (notes 1b and 4)	833,782
	62,978,691
Net increase in unrealized appreciation on investments	159,309,050
NET GAIN ON INVESTMENTS		222,287,741
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$218,968,336

	Nine Months Ended
	September 30, 2013	Year Ended
OPERATIONS	(Unaudited)	December 31, 2012
Net investment income	$5,164,574	$6,973,024
Net realized gain on investments	62,978,691	60,458,284
Net increase in unrealized appreciation	159,309,050	84,267,705
	227,452,315	151,699,013
Distributions to Preferred Stockholders:
From net investment income	—	(1,205,766)
From short-term capital gains	—	(85,020)
From long-term capital gains	—	(10,021,186)
Unallocated distributions	(8,483,979)	—
Decrease in net assets from Preferred distributions	(8,483,979)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	218,968,336	140,387,041
OTHER COMPREHENSIVE LOSS - Funded status of defined benefit plans (note 7)	—	(87,605)
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(6,109,048)
From short-term capital gains	—	(430,801)
From long-term capital gains	—	(50,405,654)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(56,945,503)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	9,300,595	21,554,674
Cost of Common Shares purchased	(7,658,725)	(36,028,316)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	1,641,870	(14,473,642)
NET INCREASE IN NET ASSETS	220,610,206	68,880,291

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	955,417,661	886,537,370
END OF PERIOD (including undistributed net investment income of $6,111,735 and
$947,161, respectively)	$1,176,027,867	$955,417,661

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended
September 30, 2013 and for each year in the five-year period ended December 31, 2012. This information has been derived from information con-
tained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2013		Year Ended December 31,
	(Unaudited)	2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$32.68	$29.78	$31.26	$27.50	$21.09	$38.10
Net investment income	.18	.24	.18	.19	.11	.42
Net gain (loss) on securities -
realized and unrealized	7.53	5.05	(.68)	4.37	6.94	(16.15)
Other comprehensive income (loss)	—	—	(.10)	—	.07	(.25)
	7.71	5.29	(.60)	4.56	7.12	(15.98)
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.11)	(.07)	(.11)	(.11)
Distributions from net short-term capital gains	—	(.01)	(.01)	(.03)	(.05)	—
Distributions from net long-term capital gains	—	(.34)	(.26)	(.27)	(.19)	(.27)
Distributions from return of capital	—	—	—	—	(.01)	—
Unallocated	(.29)	—	—	—	—	—
	(.29)	(.39)	(.38)	(.37)	(.36)	(.38)
Total from investment operations	7.42	4.90	(.98)	4.19	6.76	(16.36)
Distributions on Common Stock:
Dividends from net investment income	—	(.21)	(.15)	(.08)	(.10)	(.19)
Distributions from net short-term capital gains	—	(.02)	(.01)	(.03)	(.05)	—
Distributions from net long-term capital gains	—	(1.77)	(.34)	(.32)	(.19)	(.46)
Distributions from return of capital	—	—	—	—	(.01)	—
	—	(2.00)	(.50)	(.43)	(.35)	(.65)

Net asset value, end of period	$40.10	$32.68	$29.78	$31.26	$27.50	$21.09
Per share market value, end of period	$34.14	$27.82	$24.91	$26.82	$23.46	$17.40
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	22.72%*	19.77%	(5.29%)	16.24%	36.86%	(48.20%)

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,176,028	$955,418	$886,537	$950,941	$864,323	$674,598
Ratio of expenses to average net assets
applicable to Common Stock	1.18%**	1.67%	1.39%	1.54%	1.93%	0.87%
Ratio of net income to average net assets
applicable to Common Stock	0.65%**	0.74%	0.56%	0.66%	0.46%	1.31%
Portfolio turnover rate	12.24%*	9.56%	11.17%	18.09%	24.95%	25.52%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$199,617
Asset coverage	719%	603%	566%	600%	555%	438%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.28	$25.54	$25.47	$24.95	$24.53	$21.90

*Not annualized
**Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”)
requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specifi c procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi cations.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2013:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,204,264,963	—	$25,906,250	$1,230,171,213
Purchased option	384,000	—	—	384,000
Money market fund	136,079,286	—	—	136,079,286
Total	$1,340,728,249	—	$25,906,250	$1,366,634,499
Liabilities
Option written	($276,000)			($276,000)

The aggregate value of Level 3 portfolio investments changed during the nine months ended September 30, 2013 as follows:
Change in portfolio valuations using signifi cant unobservable inputs:	Level 3
Fair value at December 31, 2012	$21,218,125
Purchases	3,623,750
Net change in unrealized appreciation on investments	1,064,375
Fair value at September 30, 2013	$25,906,250
The increase in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at September 30, 2013 and reported within the caption Net change in
unrealized appreciation in the Statement of Operations:	$1,064,375
There were no transfers between levels during the period ended September 30, 2013.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2013 amounted to $140,615,627 and $181,431,294, on long transactions, respectively.
4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put options during the nine months ended September 30, 2013 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2012	300	$104,999	0	$0
Options written	4,000	285,852	5,078	1,304,665
Options exercised	0	0	(400)	(104,363)
Options terminated in closing purchase transaction	(300)	(104,999)	(4,678)	(1,200,302)
Options outstanding, September 30, 2013	4,000	$285,852	0	0

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. The fair value of the written covered call options contracts at September 30, 2013 is $276,000.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common
Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 29,324,015 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2013.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require-
ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2013 and the year ended December 31, 2012 were as follows:

	Shares		Amount
	2013	2012	2013	2012
Shares issued in payment of dividends and distributions
(includes 320,048 and 766,116 shares issued from treasury)	320,048	766,116	$320,048	$766,116
Increase in paid-in capital			8,980,547	20,788,558
Total increase			9,300,595	21,554,674
Shares purchased (at an average discount from net asset value
of 14.5% and 14.5%, respectively)	(230,005)	(1,298,533)	(230,005)	(1,298,533)
Decrease in paid-in capital			(7,428,720)	(34,729,783)
Total decrease			(7,658,725)	(36,028,316)
Net increase (decrease)	90,043	(532,417)	$1,641,870	($14,473,642)

At September 30, 2013, the Company held in its treasury 2,656,857 shares of Common Stock with an aggregate cost in the amount of
$72,579,491.

The tax basis distribution during the year ended December 31, 2012 is as follows: ordinary distributions of $7,830,635 and long-term capital gains distributions of $60,426,840. As of December 31, 2012, distributable earnings on a tax basis included $295,371 from undis-
tributed net long-term capital gains, $378,924 from undistributed ordinary income and $390,366,710 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends incurred during the year ended December 31, 2012. As a result, undistributed net investment income was increased by $2,804, additional paid-in capital was decreased by $1,318 and accumulated net realized gain on investment transactions was decreased by $1,486. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the nine months ended September
30, 2013 to its offi cers (identifi ed on back cover) amounted to $4,019,208.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The pension plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the nine months ended September 30, 2013 were:

Service cost	$341,107
Interest cost	573,461
Expected return on plan assets	(739,862)
Amortization of prior service cost	34,942
Amortization of recognized net actuarial loss	726,479
Net periodic benefi t cost	936,127

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ ees. The aggregate cost of such plans for the nine months ended September 30, 2013 was $594,326. The qualifi ed thrift plan acquired
24,617 shares, sold 28,800 shares and distributed 25,719 shares of the Company’s Common Stock during the nine months ended
September 30, 2013 and held 454,934 shares of the Company’s Common Stock at September 30, 2013.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of con struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $824,400 for the nine months ended September 30, 2013. Minimum rental commit ments under the operating lease are approximately $1,183,000 in 2013 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2013 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 15, 2013, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	Jeffrey W. Priest
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Maureen E. LoBello, Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company, LLC
INDEPENDENTAUDITORS	6201 15th Avenue
Ernst & Young LLP	Brooklyn, NY 11219
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company